UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

December 18, 2019

Date of Report (Date of earliest event reported)

SYNAPTICS INCORPORATED

(Exact Name of Registrant as Specified in Its Charter)

DELAWARE	000-49602	77-0118518
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1251 McKay Drive

San Jose, California 95131

(Address of Principal Executive Offices) (Zip Code)

(408) 904-1100

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.001 per share	SYNA	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry Into a Material Definitive Agreement.

On December 18, 2019, Synaptics Incorporated (the “Company”) entered into an Asset Purchase Agreement (the “Purchase Agreement”) by and among the Company and Creative Legend Investments Ltd. (“Buyer”). Pursuant to the Purchase Agreement, the Company will sell to Buyer, and Buyer will purchase from the Company, the assets of the Company’s Asia-based, single-chip LCD Touch Controller and Display Driver Integration business line for LCD mobile displays (the “Business”). Subject to certain post-closing adjustments and indemnification obligations, the aggregate consideration payable by Buyer to the Company will be (i) $120 million in cash, (ii) the dollar value of specified Business inventory, at a purchase price of standard cost plus 5%, in cash, and (iii) the assumption of certain liabilities, as set forth in the Purchase Agreement. The transaction is expected to close in the second calendar quarter of 2020, subject to satisfaction of certain closing conditions. In the event all closing conditions shall be satisfied other than certain specified regulatory approvals on or prior to April 15, 2020, Buyer shall be obligated to deposit $50 million in cash to an escrow account, to be released to the Company or Buyer upon closing of the transaction or termination of the Purchase Agreement. The Purchase Agreement may be assigned by Buyer prior to closing to certain permitted assignees agreed to by the Company and Buyer.

In connection with the entry into the Purchase Agreement, the Company concurrently entered into a limited guarantee agreement (the “Limited Guarantee”) with Hua-Capital Cayman, L.P. (the “Guarantor”), which provides for a limited guarantee by Guarantor of Buyer’s obligations under the Purchase Agreement. The Limited Guarantee will terminate upon any assignment of the Purchase Agreement by Buyer to certain permitted assignees agreed to by the Company and Buyer.

The Purchase Agreement contains customary representations, warranties and covenants of the parties. The representations and warranties contained in the Purchase Agreement were made solely for purposes of the Purchase Agreement, subject to important qualifications and limitations, and were made solely for the benefit of the parties to the Purchase Agreement and may not have been intended to be statements of fact but, rather, as a method of allocating risk and governing the contractual rights and relationships among the parties to the Purchase Agreement. Accordingly, the representations and warranties contained in the Purchase Agreement should not be relied upon as factual information at the time they were made or otherwise.

Each party’s obligation to consummate the transaction pursuant to the Purchase Agreement is subject to a number of conditions as set forth therein, including, among others, (i) subject to certain exceptions, the accuracy of the representations and warranties of the parties; (ii) performance in all material respects by each of the parties of its obligations and covenants; (iii) procurement of certain specified third-party consents; (iv) absence of any Material Adverse Effect with respect to the Business; and (v) antitrust regulatory approvals in the People’s Republic of China.

The Purchase Agreement also contains certain termination rights for both the Company and Buyer. Promptly after the execution of the Purchase Agreement, Buyer is required to deposit $5 million in an escrow account to satisfy Buyer’s termination fee obligations that may become payable to the Company in the event of certain termination events specified in the Purchase Agreement.

Pursuant to the Purchase Agreement, the Company has also agreed, for a period of five years following the closing date, not to compete with certain business activities currently conducted by the Business, subject to certain exceptions. The Purchase Agreement also provides that the parties will enter into a customary transition services agreement at closing, and the Company and Buyer will also enter into license agreements at closing between each party providing a royalty-free license of certain intellectual property used in the Business.

The foregoing description of the Purchase Agreement and Limited Guarantee does not purport to be complete and is qualified in its entirety by reference to the Purchase Agreement and Limited Guarantee, which are expected to be filed with the Company’s next quarterly report in accordance with the rules and regulations of the Securities and Exchange Commission.

Item 7.01.	Regulation FD Disclosure.

On December 19, 2019, the Company issued a press release regarding the entry into the Purchase Agreement. The press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

The information contained in this Item 7.01 and in the accompanying Exhibit 99.1 shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended, whether made before or after the date hereof, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits.

(d)    Exhibits:

Exhibit No.	Description

99.1	Press release from Synaptics Incorporated, dated December 19, 2019, titled Synaptics Announces Divestiture of Mobile LCD TDDI Business to Hua Capital

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Forward-looking statements include, without limitation, statements about the proposed divestment by the Company of the Business and expectations regarding the completion thereof. Forward-looking statements involve uncertainties, risks, assumptions and contingencies, many of which are outside the Company’s control that may cause actual results to differ materially from those described in or implied by any forward-looking statements. All forward-looking statements are based on currently available information and speak only as of the date on which they are made. The Company assumes no obligation to update any forward-looking statement made in this Current Report that becomes untrue because of subsequent events, new information or otherwise, except to the extent it is required to do so in connection with its ongoing requirements under Federal securities laws. For a further discussion of factors that could cause the Company’s future results to differ materially from any forward-looking statements, see the section entitled “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended June 29, 2019 and other risks described in documents filed by the Company from time to time with the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SYNAPTICS INCORPORATED

Date: December 19, 2019	By:	/s/ John McFarland
John McFarland
Senior Vice President, General Counsel and Secretary